SUBLEASE

                                     Between

                                 WRC MEDIA INC.

                                  as Sublessor

                                       and

                               INNOVO GROUP, INC.

                                  as Sublessee





                           Premises: Entire 23d floor

                               512 Seventh Avenue

                               New York, NY 10018

                                    SUBLEASE

                  SUBLEASE, dated as of July 28, 2003 between WRC Media Inc., a Delaware corporation ("Sublessor"), having an office at 512 Seventh Avenue, New York, NY 10018 and Innovo Group Inc., a Texas corporation ("Sublessee"), at the time of execution having an office at 5900 S. Eastern Avenue, Suite 104, Commerce, CA 90040.

                                   WITNESSETH

                  WHEREAS,  by Agreement of Lease ("Master Lease"),  dated as of
__ March 2000, between 500-512 Seventh Avenue Limited Partnership, as landlord, ("Landlord") and Sublessor, as tenant, Landlord leased to Sublessor the entire 21st, 22nd and 23rd floors (the "Master Premises") in accordance with the terms of the Master Lease, of the building ("Building") known as 512 Seventh Avenue, New York, NY (a true and complete copy of which Master Lease (with certain financial terms omitted is attached hereto); and

                  WHEREAS,   Sublessor  desires  to  sublet  to  Sublessee,  and
Sublessee desires to hire from Sublessor, a portion of the premises demised under the Master Lease upon the terms and conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the mutual covenants hereinafter provided, Sublessor and Sublessee hereby agree as follows:

1.       Demised Premises
         ----------------

         1.1. Sublessor hereby sublets to Sublessee, and Sublessee hereby sublets and hires from Sublessor, the premises ("Premises") comprising the entire 23rd floor of the Building as leased to Sublessor under the Master Lease, for the sublease term hereinafter stated and for the Fixed Rent and Additional Rent (both as hereinafter defined) hereinafter reserved, subject to all of the terms and provisions hereinafter provided or incorporated in this Sublease by reference. The parties agree that the rentable space comprising the entire 23rd floor is deemed to be10,886 square feet.

         1.2. Sublessee agrees to accept the Premises broom clean and vacant on the Commencement Date (as hereinafter defined) in its "as-is" condition on the date thereof. The furniture listed on the annexed Schedule 1.2 shall be available to Sublessee for use during the Term. Sublessor has not made and does not make any representations or warranties as to the physical condition of the Premises, or any other matter affecting or relating to the Premises. Sublessee represents and warrants to Sublessor that, as of the Effective Date, Sublessee shall examine and inspect all matters with respect to taxes, income and expense data, insurance costs, bonds, permissible uses, the Master Lease, zoning, covenants, conditions and restrictions and all other matters which in Sublessee's judgment bear upon the value and suitability of the Sublet Space for Sublessee's purposes. Sublessee has and will rely solely upon Sublessee's own inspection and examination of such items and not on any representations of Sublessor, express or implied. By entering the Premises Sublessee shall be deemed to accept the same in its condition existing as of the date of such entry and subject to all municipal, state and federal statutes, laws, ordinances, including zoning ordinances, and regulations governing and relating to the use, occupancy or possession of the Premises.

         1.3. Any and all alterations to, work to be performed in or materials to be supplied for the Premises shall be made, performed and supplied at the sole cost and expense of Sublessee and in conformance with all of the terms and provisions of this Sublease and the Master Lease.

         1.4. Throughout the Term, Sublessee shall allow to Sublessor access to the telephone equipment room located in the Premises at reasonable times, and in the event of emergency.

2.       Term
         ----

         2.1. The term ("Term") of this Sublease shall commence on the date (the "Commencement Date") which is the later of (i) the date Sublessor shall have obtained Landlord's written consent to this Sublease in accordance with the provisions of Article 20, and (ii) August 1, 2003, and unless earlier terminated as herein provided, shall expire on July 31, 2009 (the "Expiration Date"). By notice given on or before September 1, 2008, and provided Sublessee is not in breach and has not been in breach more than twice during the Term, Sublessee may elect to renew the Term of this Sublease for a period ending February 28, 2015, in which event the Fixed Rent for such renewal term shall be the greater of (i) Fixed Rent paid by Sublessor from time to time during that renewal term plus 2% or (ii) the fair market value of the space, determined by an industry expert acceptable to both parties in August, 2008; and Additional Rent shall continue to be calculated as provided herein. Until Subtenant exercises the foregoing option, Sublessor shall have the right to show the Premises to prospective subtenants from July 1, 2008 upon reasonable notice and during regular business hours.

         2.2. If the term of the Master Lease is terminated for any reason prior to the Expiration Date, this Sublease shall thereupon be terminated ipso facto without any liability of Sublessor to Sublessee by reason of such early termination. Except as otherwise expressly provided in this Sublease with respect to those obligations of Sublessee and Sublessor which by their nature or under the circumstances can only be, or under the provisions of this Sublease may be, performed after the termination of this Sublease, the Term and estate granted hereby shall end at noon on the date of termination of this Sublease as if such date were the Expiration Date, and neither party shall have any further obligation or liability to the other after such termination. Notwithstanding the foregoing, any liability of Sublessee to make any payment under this Sublease, whether of Fixed Rent, Additional Rent (both as hereinafter defined) or otherwise, which shall have accrued prior to the expiration or sooner termination of this Sublease, shall survive the expiration or sooner termination of this Sublease.

         2.3. Sublessee waives the right to recover any damages which may result from Sublessor's failure to deliver possession of the Premises on the Commencement Date. If Sublessor shall be unable to deliver possession of the Premises on such scheduled date, and provided Sublessee is not responsible for such inability to give possession, the Rent reserved and guaranteed to be paid herein shall not commence until Sublessor shall be able to so deliver possession of the Premises to Sublessee, and no such failure to deliver possession on such scheduled date shall in any way affect the validity of this Sublease or the obligations of Sublessee hereunder or give rise to any claim for damages by Sublessee or claim for rescission of this Sublease, nor shall the same in any way be construed to extend the Term.

         2.4. The parties agree that this Article 2 constitutes an express provision as to the time at which Sublessor shall deliver possession of the Premises to Sublessee, and Sublessee hereby waives any rights to rescind this Sublease which Sublessee might otherwise have pursuant to Section 223-a of the Real Property Law of the State of New York or any other law of like import now or hereafter in force.

3.       Rent
         ----

         3.1. The rent ("Rent") reserved for the Term shall consist of the following:

                  (i) subject to Section 3.3, for the first three years of the Term, annual fixed rent ("Fixed Rent") at the rate of THREE HUNDRED FORTY EIGHT THOUSAND THREE HUNDRED FIFTY-TWO DOLLARS AND NO CENTS ($348,352.00) per annum for the period commencing on the Commencement Date and ending on the thirty-first day of the 36th month after the Effective Date, payable in equal monthly installments of TWENTY NINE THOUSAND TWENTY NINE DOLLARS AND THIRTY THREE CENTS ($29,029.33) each.

                  (ii) for the next succeeding three years of the Term, annual Fixed Rent at the rate of THREE HUNDRED FIFTY NINE THOUSAND TWO HUNDRED THIRTY EIGHT DOLLARS ($359,238.00), payable in equal monthly installments of TWENTY NINE THOUSAND NINE HUNDRED THIRTY SIX DOLLARS FIFTY CENTS ($29,936.50) each.

                           for any additional term pursuant to the exercise of the option described in Section 2.1, annual fixed rent at the Fixed Rent determined according to
                           Section 2.1.

Installments of Fixed Rent shall be payable in advance and without setoff of any kind on the first day of each month of the Term following the abatement period described in Section 3.3; and

                           additional rent ("Additional Rent") in an amount equal to that portion attributable to the Premises of any and all sums of money other than annual Fixed Rent which is or may become payable by Sublessor to Landlord under the Master Lease including, without limiting the generality of the foregoing: the Tenant' s Tax Payment, as defined in
                           Section 3.03 of the Master Lease (including any item described in Section 3.04 of the Master Lease), and the payment described in Section 3.02 of the Master Lease (as fixed below).

                  Notwithstanding the foregoing or any provision of the Master Lease, the payment described in Section 3.02 of the Master Lease applicable to the premises shall conclusively be determined as three one-hundredths (0.03) of the sum of (x) the then current Fixed Rent and (y) the payment for the previous Operating Year pursuant to Section 3.02 of the Master Lease.

                  The payment of the Tenant' s Tax Payment and the payment described by Section 3.02 of the Master Lease shall be made in accordance with the terms of Article 3 of the Master Lease except that, as of the Commencement Date, the term "Operating Year", as defined in Section 3.01(e) of the Master Lease, shall mean the calendar year ending on December 31, 2003 and each succeeding calendar year thereafter, and the term "Base Tax", as defined in
Section 3.01 (a) of the Master Lease, shall mean the Taxes (as defined in Section 3.01(c) of the Master Lease) payable for the twelve month period ending on June 30, 2003.

                  Additional Rent under this subsection shall be payable by Sublessee to Sublessor on the date five (5) days before the date on which such amounts are payable by Sublessor to Landlord under the Master Lease. Sublessor shall have the same remedies with respect to any default by Sublessee in the payment of Additional Rent as are provided in this Sublease, the Master Lease or applicable law with respect to any nonpayment of rent.

         3.2. The Fixed Rent and, except as otherwise specifically provided in this Sublease, the Additional Rent, shall be paid by Sublessee to Sublessor at the office of Sublessor set forth above or such other place as Sublessor may designate in writing, without prior notice or demand therefore without any abatement, deduction or setoff.

         3.3. Notwithstanding any language to the contrary contained herein, the Fixed Rent payable hereunder shall be abated during the period commencing August 1, 2003 and ending on October 31, 2003. In the event the Commencement Date occurs after August 1, 2003, the period of abatement shall be extended so that it embraces a total of three months' Fixed Rent.

         3.4. Sublessee shall pay all Rent when due, in lawful money of the United States which shall be legal tender for the payment of all debts, public and private, at the time of payment. Any payment of Rent or other amount from Sublessee to Sublessor under this Sublease which is not paid on the date due shall accrue interest from the date due until the date paid at the lesser of:
(i) the interest  rate for late payments set forth in the

Lease plus 2%, or (ii) the maximum lawful interest rate. In addition, Sublessee acknowledges that the late payment of any installment of Rent will cause Sublessor to incur certain costs and expenses not contemplated under this Sublease, the exact amount of which are extremely difficult or impractical to fix. These costs and expenses will include, without limitation, administrative and collection costs and processing and accounting expenses. Therefore, if any installment of Rent is not received by Sublessor from Sublessee within five (5) days after the installment is due, Sublessee shall immediately pay to Sublessor a late payment charge equal to Five Percent (5%) of the amount of such delinquent payment of Rent, in addition to the installment of Rent then owing. In the event on nonpayment arrearages that exceed the amount of the Security Deposit held by Sublessor at any time, such late payment fee shall be increased to an amount equal to the difference between the amount of the Security Deposit and the arrearage. This Section 3.4 shall not relieve Sublessee of Sublessee's obligation to pay any amount owing hereunder at the time and in the manner provided. All interest accrued and any late payment charges due under this subsection as hereinabove provided shall be deemed to be Additional Rent payable hereunder and due at such time or times as the Rent with respect to which such interest shall have accrued shall be payable under this Sublease.

4.       Use
         ---

         4.1. Sublessee may occupy and use the Premises only for general and executive offices and showroom space uses incidental thereto in connection with the conduct of a fashion and accessories business by itself and wholly-owned subsidiaries, and for no other purpose, provided that any use of the Premises shall in all respects be only as permitted under the terms and provisions of this Sublease and the Master Lease, including the rules and regulations under the Master Lease, and any and all laws, statutes, ordinances, orders, regulations and requirements of all federal, state and local governmental, public or quasi-public authorities, whether now or hereafter in effect, which may be applicable to or in any way affect the Building or the Premises or any part thereof (collectively, "Legal Requirements"). Sublessee shall at all times conduct its business within noise limits reasonable and customary for general office space and as otherwise provided in the Master Lease and any Rules and Regulations of the Landlord.

         4.2. Sublessee shall not, without the prior consent of Sublessor and Landlord, knowingly do or permit anything to be done which may result in a violation of the terms of this Sublease or the Master Lease or which may make Sublessor liable for any damages, claims, fines, penalties, costs or expenses thereunder.

5.       Master Lease
         ------------

         5.1. This Sublease and all of Sublessee's rights hereunder are and shall remain in all respects subject and subordinate to (i) all of the terms and provisions of the Master Lease, a copy of which (except for the rent and certain other financial provisions) has been delivered to Sublessee, (ii) any and all amendments of the Master Lease or supplemental agreements relating thereto hereafter made between Landlord and

Sublessor (copies of which Sublessor agrees to deliver to Sublessee except for the rent and certain other financial provisions which may be contained therein), provided, however, that Sublessor shall not enter into any such amendments or supplemental agreements that shall (1) materially adversely affect Sublessee's rights hereunder, (2) increase Sublessee's obligations hereunder other than in an immaterial way, (3) decrease the size of the Premises, or (4) shorten the term hereof (except as described in subsection 5.2 below) and (iii) any and all matters to which the tenancy of Sublessor, as tenant under the Master Lease, is or may be subordinate. Sublessee shall in no case have any rights under this Sublease greater than Sublessor's rights as tenant under the Master Lease. The foregoing provisions shall be self-operative and no further instrument of subordination shall be necessary to effectuate such provisions unless required by Landlord or Sublessor, in which event Sublessee shall, upon demand by Landlord or Sublessor at any time and from time to time, execute, acknowledge and deliver to Sublessor and Landlord any and all instruments that Sublessor or Landlord may deem reasonably necessary or proper to confirm such subordination of this Sublease, and the rights of Sublessee hereunder. Sublessee hereby appoints Sublessor its attorney in fact, coupled with an interest, for the purpose of executing any such instrument of subordination if Sublessee shall fail to execute, acknowledge and/or deliver any such instrument of subordination within ten (10) business days after Landlord's or Sublessor's demand therefor.

         5.2. Sublessee acknowledges that in the event of a (i) termination of the Master Lease for any reason, including but not limited to a agreement between Sublessor and Landlord terminating the Master Lease, or (ii) re-entry or dispossess by Landlord under the Master Lease, Landlord may, at its option, take over all of the right, title and interest of Sublessor hereunder and Sublessee agrees that it shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of this Sublease, except that Landlord shall not (i) be liable for any previous act or omission of Sublessor under this Sublease,
(ii) be subject to any offset not expressly provided in this Sublease, which theretofore accrued to the Sublessee against Sublessor, or (iii) be bound by any previous modification of this Sublease (which is made without Landlord's consent) or by any previous prepayment of more than one month's rent.

         5.3. Sublessee shall observe and perform for the benefit of Landlord and Sublessor, each and every term, covenant, condition and agreement of the Master Lease which Sublessor is required to observe or perform with respect to the Premises as tenant under the Master Lease, except for the covenants of Sublessor to pay Landlord the "Rental" (as such term is defined in the Master Lease). Except as otherwise specifically provided in this Sublease, all of the terms, covenants, conditions and agreements which Landlord or Sublessor are required to observe or perform with respect to the Premises as parties to the Master Lease are hereby incorporated herein by reference and deemed to constitute terms, covenants, conditions and agreements which Sublessor and Sublessee are required to observe or perform under this Sublease as if set forth herein at length, mutatis mutandis, with the exception of the following articles and provisions of the Master Lease: 1.01; 1.05; 2.01; 2.02; 2.03; 2.04; 11.09;
21.01 (the parties will cooperate to secure appropriate listings); 42.01; 42.04; 47.01; 48.01; Article 50; Exhibit F.

Sublessor may exercise all of the rights, powers, privileges and remedies reserved to Landlord under the Master Lease to the same extent as if fully set forth herein at length, including, without limitation, all releases from liability to Landlord thereunder except as may be provided otherwise herein, and all rights and remedies arising out of or with respect to any default by Sublessee in the payment of Rent hereunder or the observance or performance of the terms, covenants, conditions and agreements of this Sublease (including those portions of the Master Lease that are incorporated herein). In the event of any inconsistency between the terms of this Sublease and the Master Lease, the terms of this Sublease shall govern.

         5.4. The consent of Landlord shall be required in connection with any act which requires the consent of Landlord pursuant to the terms of the Master Lease, notwithstanding that a particular provision herein may not require Sublessor's consent or states that only Sublessor's consent is required.

6.       Services
         --------

         6.1. Except as otherwise specifically provided in this Sublease, Sublessee shall be entitled during the Term to receive all services, utilities, repairs and facilities which Landlord is required to provide insofar as such services, utilities, repairs and facilities pertain to the Premises. Notwithstanding anything to the contrary in this Sublease, Sublessor shall have no liability of any nature whatsoever to Sublessee as a consequence of the failure or delay on the part of Landlord in performing any or all of its obligations under the Master Lease, unless such failure or delay is caused by Sublessor, and under no circumstances shall Sublessee have any right to require or obtain the performance by Sublessor of any obligations of Landlord under the Master Lease or otherwise. Sublessee's obligations under this Sublease shall not be impaired, nor shall the performance thereof be excused, because of any failure or delay on the part of Landlord in performing its obligations under the Master Lease.

         6.2. If at any time during the Term Landlord shall default in any of its obligations to furnish facilities, services or utilities or to make repairs to the Premises, then, upon Sublessor's receipt of a written notice from Sublessee specifying such default, Sublessor shall, at Sublessee's sole cost and expense, use its reasonable efforts to cause Landlord to cure such default. Any action or proceeding instituted by Sublessor against Landlord to enforce such rights shall be conducted at the expense of Sublessee; provided, however, that if the failure by Landlord also pertains to that portion of the Master Premises that are retained by Sublessor, such expense shall be equitably apportioned between the parties.

7.       Electricity
         -----------

         7.1. Sublessee shall comply with all of the obligations of Sublessor under the Master Lease with respect to electricity. Bills therefor shall be rendered by Sublessor to Sublessee at such times as Landlord submits bills to Sublessor therefor pursuant to the Master Lease, in an amount equal to 1.05 times the amount billed to Sublessor for the Premises as shall be fixed by submetering or (in the event submetering is not effected) by proration in the ratio of the square footage of the Premises to the total rentable square footage of the Master Premises. The amounts thereof shall be Additional Rent and shall be due and payable to Sublessor, without set-off or deduction, upon the rendition of such bills. Sublessor shall make any objection to any proration within thirty days of invoice, or the calculation will be conclusive.

         7.2. Sublessee acknowledges that (i) Sublessor is not responsible for providing or installing any equipment necessary for Sublessee's electrical requirements, and (ii) Sublessor and Landlord shall have no liability to Sublessee for any loss, damage or expense which Sublessee may sustain or incur by reason of any change, failure, inadequacy or defect in the supply or character of the electrical energy furnished to the Premises or if the quantity or character of the electrical energy is no longer available or suitable for Sublessee's requirements.

8.       Alterations and Repairs
         -----------------------

         8.1. Sublessee shall make no alterations, installations, additions or improvements, including Sublessee's initial leasehold improvements (collectively, "Alterations") in or about the Premises without the prior written consent of Sublessor and Landlord in each instance, which consent shall not be unreasonably withheld by Sublessor as to nonstructural Alterations which do not affect building systems provided any required consent of Landlord shall have first been obtained. Any Alterations consented to by Sublessor shall be performed by Sublessee, at its sole cost and expense, and in compliance with the following requirements:

         (a) Sublessee, at its sole expense, shall comply with all of the provisions of this Sublease and the Master Lease pertaining to the making of Alterations, including, without limiting the generality of the foregoing, the provisions requiring the prior written consent of Landlord before any Alterations may be made in or about the Premises;

         (b) Sublessee shall submit to Sublessor for its and Landlord's prior written approval all plans and specifications for such proposed Alterations, together with the name of the proposed contractor and all proposed subcontractors, and all other documentation required to be submitted by Sublessor to Landlord under the Master Lease in respect of such Alterations;

         (c) Sublessee, at its sole expense, and prior to commencing any work, shall deliver to Sublessor at Sublessor's option either (i) a performance bond and a labor and materials bond (issued by a surety company satisfactory to Sublessor and licensed to do business in New York State), in an amount equal to 125% of the estimated cost of such Alteration and otherwise in form reasonably satisfactory to Sublessor or (ii) such other security as shall be satisfactory to Sublessor;

         (d) Sublessee shall furnish Sublessor with certificates of insurance as shall be reasonably satisfactory to Sublessor as to coverage and insurer (who shall be licensed to do business in the State of New York), including, but not limited to, liability, property damage, and worker's compensation insurance to protect Sublessor, Landlord, their agents, employees, successors and assigns and Sublessee during the period of the performance of such Alteration;

         (e) All such Alterations shall be performed in a good and workmanlike manner and in compliance with all Legal Requirements and with all requirements of any insurance policies affecting the Premises or the Building and so as to cause as little interference as possible with Sublessor's or its sublessees' use, occupancy and enjoyment of the premises of which the Premises are a part; and

         (f) Sublessee, at its sole expense, shall obtain all municipal and other governmental licenses, permits, authorizations, approvals and certificates required in connection with such Alteration.

         8.2. Sublessor shall have no obligations whatsoever to make any repairs or Alterations in the Premises to any systems serving the Premises or to any equipment, fixtures or furnishing in the Premises, or to restore the Premises in the event of a fire or other casualty therein or to perform any other duty with respect to the Premises which Landlord is required to perform pursuant to certain obligations which Landlord has to Sublessor under the Master Lease. Sublessee shall look solely to Landlord for the making of any and all repairs in the Premises and the performance of all such other work and responsibilities and only to the extent required by the terms of the Master Lease.

9.       Insurance
         ---------

         9.1. Sublessee, at Sublessee's sole expense, shall maintain for the benefit of Sublessee, Sublessor and Landlord such policies of insurance required by the Master Lease or reasonably satisfactory to Sublessor as to coverage and insurer (who shall be licensed to do business in the State of New York), provided that such insurance shall at a minimum (i) meet all requirements of
Section 9.09 of the Master Lease and (ii) to the extent not categorized in the Master Lease include comprehensive general liability insurance protecting and indemnifying Sublessor, Landlord and Sublessee against any and all claims and liabilities for injury or damage to persons or property or for the loss of time or of property occurring upon, in or about the Premises, and the public portions of the Building, caused by or resulting from or in connection with any act or omission of Sublessee, Sublessee's employees, agents or invitees. Sublessee shall furnish to Sublessor certificates of insurance evidencing such coverage prior to the Commencement Date.

         9.2. Nothing contained in this Sublease shall relieve Sublessee or Sublessor from any liability as a result of damage from fire or other casualty, but each parry shall look first to any property insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty. To the extent that such insurance is in force and collectible and to the extent permitted by law, Sublessor and Sublessee each hereby releases and waives all right to recovery against the other or anyone claiming through or under the other by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if the insurance policies of Sublessor and Sublessee provide that such release or waiver does not invalidate the insurance; each party agrees to use its best efforts to include such a provision in its applicable insurance policies. If the inclusion of said provision would involve an additional expense, either party, at its sole expense, may require such provision to be inserted in the other's policy.

10.      Assignment, Subletting and Encumbrances
         ---------------------------------------

         10.1. Except as otherwise provided herein, Sublessee shall not sublease, mortgage, pledge or otherwise encumber all or any part of the Premises, assign this Sublease (by operation of law or otherwise) or permit the Premises to be used or occupied by anyone other than Sublessee, without the prior written approval of both Sublessor and Landlord in each instance, which approvals shall not be unreasonably withheld or delayed. If Sublessor consents to an assignment of this Sublease or a subletting of the Premises, no such assignment or subletting shall be or be deemed to be effective until the following conditions have been met:

                  (i) Landlord shall have consented in writing to such assignment or subletting;

                  (ii) in the case of an assignment, the assignee shall have assumed in writing, directly for the benefit of Sublessor, all of the obligations of Sublessee hereunder and Sublessor shall have been furnished with a duplicate original of the agreement of assignment and assumption, in form and substance reasonably satisfactory to Sublessor; and

                  (iii) in the case of a subletting, Sublessor shall have been furnished with a duplicate original of the sublease prior to the commencement of the term of such sublease, which sublease shall be in form and substance reasonably satisfactory to Sublessor, and shall be subject and subordinate to all of the terms, covenants and conditions of this Sublease and the Master Lease and shall restrict the right of the subtenant thereunder to assign such sublease or further sublet its subleased premises.

Notwithstanding Sublessor's consent to any such assignment or subletting, the provisions of this subsection shall be applicable to each and every subsequent assignment or subletting, and Sublessee shall not be released from any of its obligations or liabilities hereunder.

         10.2. If this Sublease be assigned or if the Premises or any part thereof be further sublet or occupied by anybody other than Sublessee or affiliates or subsidiaries of Sublessee authorized in advance by Sublessor and by Landlord, Sublessor may, after default by Sublessee, collect rent from the assignee, subtenant or occupant, and, if Sublessor does so, it shall apply the net amount collected to the Fixed Rent, Additional Rent and other charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of Sublessee's covenants under this Article 10, or the acceptance by Sublessor of the assignee, subtenant or occupant as tenant hereunder or a release of Sublessee from the further performance by Sublessee of any of the terms, covenants and conditions of this Sublease on the part of Sublessee to be performed hereunder.

         10.3. Sublessee shall pay on demand the actual costs and expenses reasonably incurred by Sublessor and Landlord, including, without limitation, reasonable architect, engineer and attorneys' fees and disbursements in connection with any proposed or actual assignment of this Sublease or subletting of the Premises or any part thereof and the review and/or preparation of documents in connection therewith.

11.      Indemnification
         ---------------

         11.1. Sublessor, Landlord, their respective employees, agents, contractors, licensees and invitees, shall not be liable to Sublessee, its employees, agents, contractors, licensees or invitees, and Sublessee shall indemnify and hold harmless Sublessor and Landlord and their respective employees, contractors, licensees or invitees for any and all loss, cost, liability, claim, damage and expense, including, without limiting the generality of the foregoing, attorneys' fees and expenses and court costs, penalties and fines incurred in connection with or arising from any injury to Sublessee or any other person or for any damage to, or loss (by theft or otherwise) of, any of the property of Sublessee and/or any other person, (i) irrespective of the cause of such injury, damage or loss if occurring in or about the Premises, and (ii) to the extent caused by the acts, omissions or negligence of Sublessee, its employees, agents, contractors, licensees, or invitees, if occurring in or about the Building.

         11.2. Sublessee shall indemnify and hold harmless Sublessor and Landlord, and their respective employees, agents, contractors, licensees and invitees, from and against any and all loss, cost, liability, claims, damage and expenses, including, without limiting the generality of the foregoing, attorneys' fees and expenses and court costs, penalties and fines, incurred in connection with or arising from (i) any default by Sublessee in the observance or performance of, or compliance with, any of the terms, covenants or conditions of this Sublease or the Master Lease on Sublessee's part to be observed, performed or complied with, (ii) the use or occupancy or manner of use or occupancy of the Premises by Sublessee or any person claiming through or under Sublessee or the exercise by Sublessee or any person claiming through or under Sublessee of any rights granted to Sublessee hereunder, including, without limiting the generality of the foregoing, those rights provided under Article 6 above, (iii) any acts, omissions or negligence of Sublessee or any person claiming through or under Sublessee, or the employees, agents, contractors, licensees or invitees of Sublessee or any such person, in or about the Premises or the Building either prior to, during, or after the termination of this Sublease or (iv) the condition of the Premises for which Sublessee is liable. If any action or proceeding shall be brought against Sublessor or Landlord by reason of any such claim, Sublessee, upon notice from Sublessor or Landlord, shall resist and defend such action or proceeding and employ counsel therefor reasonably satisfactory to Sublessor and Landlord. Sublessee shall pay to Sublessor on demand all sums which may be owing to Sublessor and Landlord by reason of the provisions of this subsection. Sublessee's obligations under this subsection shall survive the Expiration Date or other termination of this Sublease.

12.      Time Limits
         -----------

         12.1. Except with respect to actions to be taken by Sublessee for which shorter time limits are specifically set forth in this Sublease, which time limits shall control for the purposes of this Sublease, the time limits provided in those portions of the Master Lease that are incorporated herein for the giving or making of any Notice (as hereinafter defined) by the tenant thereunder to Landlord, the holder of any leasehold mortgage or any other party, or for the performance of any act, condition or covenant by the tenant thereunder, or for the exercise of any right, remedy or option by the tenant thereunder, are changed for the purpose of incorporation into this Sublease, by shortening the same in each instance by (i) fifteen (15) days with respect to all such periods of sixty (60) or more days, (ii) seven (7) days with respect to all such periods of thirty (30) or more days but less than sixty (60) days, (iii) five (5) days with respect to all such periods of twenty (20) or more but less than thirty
(30) days and (iv) three (3) days with respect to all such periods of less than twenty (20) days, provided, however, that in no event shall any such period be shortened to less than five (5) days, so that any Notice may be given or made, or any act, condition or covenant performed, or option hereunder exercised, by Sublessor within the time limit relating thereto contained in the Master Lease.

         12.2. Except with respect to actions to be taken by Sublessor for which longer time limits are specifically set forth in this Sublease, which time limits shall control for the purposes of this Sublease, the time limits provided in the Master Lease for the giving or making of any Notice by Landlord or the performance of any act, covenant or condition by Landlord for the exercise of any right, remedy or option by Landlord thereunder are changed for the purposes of this Sublease, by lengthening the same in each instance by (i) ten (10) days with respect to all such periods of sixty (60) or more days (ii) seven (7) days with respect to all such periods of thirty (30) or more but less than sixty (60) days, (iii) five (5) days with respect to all such periods of twenty (20) or more but less than thirty (30) days and (iv) three (3) days with respect to all such periods of less than twenty (20) days so that any Notice may be given or made, or any act, condition or covenant performed or option hereunder exercised by Landlord within the number of days respectively set forth above, after the time limits relating thereto contained in the Master Lease.

13.      Remedies Cumulative
         -------------------

         13.1. Each right and remedy of Sublessor under this Sublease shall be cumulative and be in addition to every other right and remedy of Sublessor under this Sublease and now or hereafter existing at law or in equity, by statute or otherwise.

14.      Quiet Enjoyment
         ---------------

         14.1. Sublessor covenants that, as long as Sublessee shall pay the Fixed Rent and Additional Rent and all other amounts due hereunder and shall duly observe, perform, and comply with all of the terms, covenants and conditions of this Sublease on its part to be observed, performed or complied with, Sublessee shall, subject to all of the terms of the Master Lease and this Sublease, peaceably have, hold and enjoy the Premises during the Term without molestation or hindrance by Sublessor, except as otherwise provided in Section
5.2 hereof.

15.      Release of Sublessor
         --------------------

         15.1. The term "Sublessor", as used in this Sublease shall be limited to mean and include only the owner or owners at the time in question of the tenant's interest under the Master Lease, and in the event of any transfer or transfers of the tenant's interest in the Master Lease, Sublessor herein named (and in case of any subsequent transfer or conveyance, the then transferor of the tenant's interest in the Master Lease) shall be automatically freed and relieved from and after the date of such transfer of all liability with respect to the performance of any covenants or obligations on the part of Sublessor contained in this Sublease thereafter to be performed.

16.      Surrender of Premises
         ---------------------

         16.1. Sublessee shall, no later than the termination of this Sublease and in accordance with all of the terms of this Sublease and the Master Lease, vacate and surrender to Sublessor the Premises, together with all Alterations, in good order, condition and repair, reasonable wear and tear excepted and loss by fire or other casualty excepted. Sublessee acknowledges that Sublessee shall be solely responsible for any and all restoration obligations imposed upon the tenant under the Master Lease. Sublessee's obligation to observe or perform this covenant shall survive the termination of this Sublease.

         16.2. Sublessee expressly waives, for itself and for any person claiming through or under Sublessee, any rights which Sublessee or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and any successor law of like import then in force in connection with any holdover summary proceedings which Sublessor may institute to enforce the foregoing provisions of this Article 16.

17.      Estoppel Certificates
         ---------------------

         17.1. At any time and from time to time within ten (10) days after a written request from Sublessor, Sublessee shall execute, acknowledge and deliver to the Sublessor a written statement certifying (i) that this Sublease has not been modified and is in full force and effect or, if there has been a modification of this Sublease, that this Sublease is in full force and effect as modified, and stating such modifications, (ii) the dates to which the Fixed Rent, Additional Rent and other charges hereunder have been paid, (iii) that to the best of Sublessee's knowledge, no defaults exist under this Sublease or, if any defaults do exist, specifying the nature of each such default and (iv) as to such other matters pertaining to the terms of this Sublease as Sublessor may reasonably request.

18.      Security       (a) Simultaneously  with the later of  execution of this
         --------
Sublease or its approval by Landlord, Sublessee shall deposit with Sublessor the sum of FIFTY EIGHT THOUSAND FIFTY EIGHT DOLLARS SIXTY SEVEN CENTS ($58,058.67) ("Security Deposit") as security for the faithful performance and observance by Sublessee of all of the terms, covenants and conditions of this Sublease on Sublessee's part to be performed and observed. Sublessor may use, apply or retain the whole or any part of the Security Deposit or letter of credit to the extent required for the payment of any Rent and any other sums as to which Sublessee may be in default hereunder beyond the expiration of applicable grace and notice periods and for any sum which Sublessor may expend or may be required to expend by reason of Sublessee's default beyond the expiration of applicable grace and notice periods in respect of any of the terms, covenants and conditions of this Sublease, including, without limiting the generality of the foregoing, any and all damages and deficiencies in the reletting of the Premises, whether such damages or deficiencies shall accrue before or after summary proceedings or other re-entry by Sublessor. In the event that Sublessee shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Sublease, the Security Deposit, or so much thereof as shall not have been applied by Sublessor as aforesaid, together with accrued interest thereof, shall be returned to Sublessee promptly following the Expiration Date or date of earlier termination and delivery of the entire possession of the Premises to Sublessor. In the event of an assignment by Sublessor of its interest under the Master Lease, Sublessor shall have the right to transfer the Security Deposit to the assignee and Sublessor shall thereupon be released by Sublessee from all liability for the return of such Security Deposit. In such event, Sublessee shall look solely to its new landlord for the return of said Security Deposit. The foregoing provisions shall apply to every transfer or assignment made of the Security Deposit to anew landlord. Sublessee further covenants that it will not assign or encumber or attempt to assign or encumber the Security Deposit and that neither Sublessor nor its successors and assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

         (b) The Security Deposit shall be placed by Sublessor in an interest bearing account. Interest that accrues thereon shall belong to Sublessee. Provided Sublessee is not in default hereunder and Sublessee supplies Landlord with its Tax I.D. Number, interest shall be paid to Sublessee once annually. The obligation to pay any taxes, whether income or otherwise, related to or affecting any interest earned on the Security Deposit shall be the sole responsibility of Sublessee and Sublessee hereby agrees to pay same. Sublessee represents that its Tax I.D. Number is .

         (c) The Security Deposit shall be increased, from time to time, upon demand by Sublessor, to reflect any increase in Rent (including the increase in Fixed Rent described by Section 3.1 and any Additional Rent), and to replenish any amounts that may be drawn against the Security Deposit, so that at all times during the Term the Security Deposit shall be equal to two months' Rent.

19.      Notices
         -------

         19.1. All notices, consents, approvals or other communications (collectively, a "Notice") required to be given under this Sublease or pursuant to law shall be in writing and, unless otherwise required by law, shall be given by registered or certified mail, return receipt requested, postage prepaid, addressed:

         (a) if to Sublessor, at Sublessor's address set forth in this Sublease or at such other address as Sublessor may designate by Notice to Sublessee,

         (b) if to Sublessee, at the Premises.

Any Notice to the Landlord shall be delivered in accordance with the provisions of the Master Lease. Except with respect to notices to the Landlord, which shall be governed by the terms of the Master Lease, either party may designate a new address to which Notices may be sent by Notice to the other party. Any Notice given pursuant hereto shall be deemed to have been received at the earlier of actual receipt or the conclusion of the first business day after the first attempt at delivery by the United States Postal Service.

20.      Landlord's Consent Required
         ---------------------------

         20.1. This Sublease shall be of no force or effect unless and until Sublessor shall have obtained Landlord's consent to this Sublease.

21.      Broker
         ------

         21.1. Sublessee and Sublessor represent and warrant to each other that they have not dealt with any broker in connection with this Sublease other than Millenium Realty Group LLC, and Insignia/ESG, Inc. (the "Brokers") and that no broker or person other than the Brokers had any part or was instrumental in any way in bringing about this transaction. Sublessee and Sublessor shall indemnify and hold each other harmless from and against any and all loss, claims, liabilities, damages and expenses, including, without limitation, attorneys' fees and expenses and court costs, arising out of or in connection with any breach or alleged breach of the above representations or any claim by any person or entity other than Brokers for brokerage commissions or other compensation in connection with the consummation of this Sublease. The provisions of this Article shall survive the expiration or sooner termination of this Sublease. The parties shall pay the Brokers any brokerage commission due the Brokers pursuant to separate agreement in connection with this Sublease, if any.

22.      Waiver of Rights to Jury and Counterclaim
         -----------------------------------------

         22.1. Sublessor and Sublessee each hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this Sublease, the relationship of Sublessor and Sublessee, Sublessee's use or occupancy of the Premises, and/or any claim of injury or damage, or for the enforcement of any remedy under any statute, emergency or otherwise. Sublessor and Sublessee further agree that in the event Sublessor commences any summary proceeding for non-payment of Rent, Sublessee will not interpose any counterclaim of whatever nature or description in any such proceeding.

23.      Miscellaneous
         -------------

         23.1. This Sublease shall be governed by and construed in accordance with the laws of the State of New York.

         23.2. The section headings in this Sublease and the table of contents are inserted only as a matter of convenience for reference and are not to be given any effect in construing this Sublease.

         23.3. If any of the provisions of this Sublease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Sublease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Sublease shall be valid and enforceable to the fullest extent permitted by law.

         23.4. All of the terms and provisions of this Sublease shall be binding upon and inure to the benefit of the parties hereto and, subject to the provisions of Article 10 hereof, their respective successors and assigns.

         23.5. Sublessor has made no representations, warranties or covenants to or with Sublessee with respect to the subject matter of this Sublease except as expressly provided herein and all prior negotiations and agreements relating thereto are merged into this Sublease. This Sublease may not be amended or terminated, in whole or in part, nor may any of the provisions be waived, except by a written instrument executed by the party against whom enforcement of such amendment, termination or waiver is sought and unless the same is permitted under the terms and provisions of the Master Lease.

         23.6. Unless specifically provided herein, all capitalized terms used in this Sublease which are defined in the Master Lease shall be deemed to have the respective meanings set forth therein.

         23.7. The submission by Sublessor to Sublessee of this Sublease in draft form shall be deemed submitted solely for Sublessee's consideration and not for acceptance and execution. Such submission shall have no binding force and effect, shall not constitute an option for the leasing of the Premises, and shall not confer any rights or impose any obligation upon either party. The submission by Sublessor of this Sublease for execution by Sublessee and the actual execution and delivery by Sublessee to Sublessor shall similarly have no binding force and effect unless and until Sublessor and Sublessee shall have executed this Sublease and a counterpart thereof shall have been delivered to Sublessee. In consideration of Sublessor's administrative expense in considering this Sublease and the terms of Sublessee's proposed tenancy hereunder and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublessee's submission to Sublessor of this Sublease, duly executed by Sublessee, shall constitute an irrevocable offer for the leasing of the Premises, to continue for ten (10) business days from and after receipt by Sublessor of this Sublease duly executed by Sublessee.

24.      GUARANTY
         --------

                  As a material inducement to the execution of this Sublease by Sublessor, Sublessee shall obtain a Guaranty of Sublease in the form of Exhibit 24 executed and delivered by each of Innovo Inc., Innovo Azteca Apparel, Inc., and Joe's Jeans, Inc. Sublessee will secure and deliver an instrument adhering to such Guaranty by each entity that who becomes a subsidiary of Sublessee within twenty days of Sublessee's acquisition (directly or through another under the control of Sublessee) of a majority shareholder interest in such subsidiary.

                  IN WITNESS WHEREOF, Sublessor and Sublessee have executed this Sublease as of the day and year first above written.

                           (Signature Page to Follow)

Sublessee's acquisition (directly or through another under the control of Sublessee) of a majority shareholder interest in such subsidiary.

                  IN WITNESS WHEREOF, Sublessor and Sublessee have executed this Sublease as of the day and year first above written.

                                   WRC MEDIA INC.
                                   as Sublessor

                                   By: /s/ Richard Nota
                                       --------------------------------
                                   Title   VP, Finance




                                   INNOVO GROUP INC.
                                   as Sublessee

                                   By: /s/ Samuel J. Furrow
                                       --------------------------------
                                   Title   CEO

                                                                    SCHEDULE 1.2



Workstation (office): 10
Workstation (cubicle): 15
Chair (rolling high back): 6
Chair (rolling low back): 8
Chair (stationary): 23
File cabinet (2 drawers): 2
File cabinet (3 drawers): 2
File cabinet (4 drawers): 4
File cabinet (5 drawers): 1
Leather Sofa: 1
Cloth Sofa: 1
Glass Coffee table: 1
Wood Coffee table: 1
Black Leather Credenza: 1
Round top tables (small): 5
Tall supply cabinet: 1
Conference room table: 2
Conference room chair: 16
Marble Board room table: 1
Leather Board room chair: 14
Book shelf: 1
Free standing desk: 2
Microwave: 1
Dish washer: 1
Refrigerator: 1
Ice maker: 1
Lobby phones (built into wall): 2

                                                                      EXHIBIT 24

                                    GUARANTY

         The undersigned INNOVO, INC., INNOVO AZTECA APPAREL, INC., and JOE'S JEANS, INC. (individually and collectively, "Guarantor"), in order to induce WRC MEDIA INC. ("Sublessor") to enter into that certain Sublease, dated as of February 2003 with INNOVO GROUP, INC. ("Sublessee") for the entire 23d floor of the building located at 512 Seventh Avenue, New York, New York (the "Building"),does hereby, subject to the limitations set forth below, absolutely, unconditionally and irrevocably guarantee to Sublessor the full and prompt payment by Sublessee of all amounts due, and the full and prompt performance by Sublessee of each of its obligations, under the Sublease as the same may be renewed, extended, amended or modified (the "Sublease"). Terms defined in the Sublease and not otherwise defined herein shall have the same meaning where used herein as such terms have in the Sublease.

         This Guaranty shall be a continuing guaranty, and liability hereunder shall in no way be affected or diminished by any renewal, extension, amendment or modification of the Sublease or any waiver of any of the provisions thereof (except to the extent agreed to by Sublessor in such renewal, extension, amendment, modification or waiver). Guarantor hereby waives any notice of default under the Sublease. Sublessor may exercise its remedies under this Guaranty without first resorting to any security or any other remedies to enforce Sublessee's obligations under the Sublease. Guarantor agrees to pay to Sublessor any reasonable costs and expenses, including without limitation reasonable attorneys' fees and expenses, incurred in connection with the collection of any amount due under this Guaranty or the enforcement of this Guaranty. In addition, Guarantor waives (a) trial by jury in any action brought by Sublessor arising under the terms of this Guaranty; (b) any defense based upon any legal disability or other defense of Sublessee, any other guarantor or other person, or by reason of the cessation or limitation of the liability of Sublessee from any cause other than full payment of all sums payable under or in respect of the Sublease; (c) any defense based upon any lack of authority of the officers, directors, partners, members or agents acting or purporting to act on behalf of Sublessee or any principal of Sublessee or any defect in the formation of Sublessee or any partner or member in Sublessee; (d) any and all rights and defenses arising out of an election of remedies by Sublessor, even though that election of remedies might impair or destroy any right, if any, of Guarantor of subrogation, indemnity or reimbursement against Sublessee; (e) any defense based upon Sublessor's failure to disclose to Guarantor any information concerning Sublessee's financial condition or any other circumstances bearing on Sublessee's ability to pay all sums payable under or in respect of the Sublease;
(f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (g) any defense based upon Sublessor's election in any proceeding instituted under 11 U.S.C. Section 101 et seq., or any successor statute (the "Bankruptcy Code");
(h) any right of subrogation, indemnity or reimbursement against Sublessee, any right to enforce any remedy which Sublessor may have against Sublessee and any right to participate in, or benefit from, any security for the Sublease now or hereafter held by Sublessor; (i) presentment, demand, protest, notice of dishonor and notice of limitations affecting the liability of Guarantor hereunder or the enforcement hereof or the liability of Sublessee under the Sublease or the enforcement thereof, and (k) any right or claim of right to cause a marshaling of Sublessee's or Guarantor's assets. Guarantor further agrees that the payment of all sums payable under the Sublease or in respect thereof or any other act which toils any statute of limitations applicable to the Sublease shall similarly operate to toll the statute of limitations applicable to Guarantor's liability hereunder. Subject to the last paragraph hereof, this Guaranty shall be binding upon and shall inure to the benefit of the successors and assigns of each Guarantor and Sublessor.

         Guarantor further agrees that if Sublessee becomes insolvent or shall be adjudicated a bankrupt or shall file for reorganization or similar relief or if such petition is filed by creditors of Sublessee under any present or future Federal or State law, Guarantor's obligations hereunder may nevertheless be enforced against the Guarantor. The rejection or termination of the Sublease pursuant to the exercise of any rights of a trustee or receiver in any of the foregoing proceedings shall not affect Guarantor's obligation hereunder or create in Guarantor any setoff against such obligation. Neither Guarantor's obligation under this Guarantee nor any remedy for enforcement thereof, shall be impaired, modified, or limited in any manner whatsoever by any impairment, rejection, modification, waiver or discharge resulting from the operation of any present or future operation of any present or future provision under the Bankruptcy Code or any other statute or decision of any court.

         Subject to the last paragraph hereof this Guaranty may not be changed, terminated modified or waived orally, but only in writing signed by Sublessor and the Guarantor with respect to whom such change, termination, modification or waiver is to be effective if this Guaranty is signed by more than one person the obligations hereunder shall be joint and several. This Guaranty shall be effective as and against each Guarantor notwithstanding that any other Guarantor named herein has failed to execute, this Guaranty. This Guaranty shall remain and continue in full force and effect notwithstanding, and the liability of Guarantor hereunder shall in no way be affected, modified, diminished or extinguished by reason of (x) any bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, receivership or trusteeship or other similar action or proceeding affecting Sublessee whether or not notice of any of the foregoing is given to Guarantor or (y) any increase, decrease, amendment, extension, release, modification or change in the obligations of Sublessee under the Sublease, any assignment of or subletting under the Sublease, or any waiver or forbearance by Landlord under the Sublease or (z) any change in Guarantor's relationship to or interest in Sublessee. No payment by Guarantor hereunder shall entitle Guarantor to be subrogated to any right of Sublessor.

         This Guaranty shall be deemed to have been made and fully performed in the State of New York, irrespective of the domicile or residence of any Guarantor. The rights and liabilities of Sublessor and Guarantor shall be determined in accordance with the laws of the State of New York. Guarantor hereby consents to the jurisdiction of the federal and state courts sitting in the County and State of New York, in connection with any action or proceeding related to this Guaranty; and Guarantor agrees that the appropriate venue for any such action would lie in such courts. Guarantor consents to service of process upon it by registered or certified mail, return receipt requested, or by receipted overnight courier addressed to Guarantor at the addresses set forth below, which service shall be effective upon the earlier of receipt or the first business day following the first attempt at delivery by the United States Postal Service or such courier. This Guaranty shall be limited in the following respects:

         (i) Guarantor shall have no liability or obligations under this Guaranty unless and until there is a default in the payment of any amount due under the Sublease (such default being hereinafter referred to as the "triggering event");

         (ii) This Guaranty is a guaranty of the full and prompt (a) payment of
(1) all amounts due under the Sublease which arise or accrue from and after the date the triggering event occurs until such date as Sublessee vacates and surrenders to Sublessor the Demised Premises, or Sublessor otherwise cedes sole and exclusive occupancy and possession of the Demised Premises, vacant, broom clean, in good order and condition except for ordinary wear and tear and damage for which Sublessee is not responsible under the terms of the Sublease, and otherwise in the condition required under the Sublease at the date the Demised Premises are returned by Sublessee to Sublessor (the "Required Condition"); and

         (iii) No recovery shall be available under this Guaranty until Sublessor shall have applied the proceeds, if any are available, of any security deposit delivered by Sublessee to Sublessor in lieu thereof) and shall have applied such proceeds to any unpaid liabilities of Sublessee under the Sublease.

         IN WITNESS WHEREOF, the undersigned have executed this Guaranty.


Dated: As of July 28, 2003

INNOVO, INC.:



By: /s/ Samuel J. Furrow               Fed. I.D. No.: 76-0198471
    --------------------------------                  --------------------------



INNOVO AZTECA APPAREL, INC.:



By: /s/ Samuel J. Furrow               Fed. I.D. No.: 95-4874795
    --------------------------------                  --------------------------



JOE'S JEANS, INC.:



By: /s/ Samuel J. Furrow               Fed. I.D. No.: 95-4846315
    --------------------------------                  --------------------------